CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 57

TO

SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT 57 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into, as of the date of the last signature below between Spirit AeroSystems, Inc., a Delaware corporation (“Seller”), and The Boeing Company, a Delaware corporation (“Boeing”). Hereinafter, Seller and Boeing may be referred to jointly as “Parties” hereto.

RECITALS

A.The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005 (“SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (“GTA”) (together, the “Agreement”).
B.The most recent amendment to the SBP is 55, entered into on September 9, 2024.
C.All capitalized terms used but not defined in this Amendment have the same meaning as in the Agreement.
D.The Parties wish to amend the SBP as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.Agreement.
1.1.The list of “AMENDMENTS” within the SBP is hereby deleted and replaced in its entirety as follows:

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 1

“AMENDMENTS”

Amendment Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S. Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16 and 20.	6/22/2009	S. Hu R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14 and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14 and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15 and 16.	8/16/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4, Section B.1, Attachments 9 and 15	3/10/2015	C. Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 2

Amendment Number	Description	Effective Date	Approval
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29, 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia- Deleone J.Reed
21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant
22	737 MAX Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossler
23	737 MAX 9 INITIAL and CIW Line 19 Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, Updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O'Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock E. Bossler

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 3

Amendment Number	Description	Effective Date	Approval
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling NTE.	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE	6/20/2018	D. Blaylock E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non-Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski R. Grant
38	Revision to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW.	11/1/2018	T. Willis E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley E. Bossler

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 4

Amendment Number	Description	Effective Date	Approval
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2. D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.
All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/30/2019	T. McGuigan E. Bossler
41	Revisions to Attachment 29, 777-9 Rate Tooling.	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing.	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety.	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced. Section 24.1 incorporated.	10/3/2019	K. Doolin E. Bossler
47	SPB Attachment 1 Section 7.b) is deleted and replaced in its entirety. SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety.	5/5/2020	A. Klotz L. Hampton

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 5

Amendment Number	Description	Effective Date	Approval
48
SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety.
Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties.
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety.
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties.
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568.
Attachment 16, Sections b and c are deleted and replaced in their entireties.
Attachment 23, Section XVIII.A., is deleted and replaced in its entirety.
Attachment 29, Section 5.2.2 is deleted and replaced in its entirety.
Attachment 29, Section 10.1.1 is deleted in its entirety.
Attachment 29, Exhibit A is deleted and replaced in its entirety.
		1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety. SBP Attachment 16 is deleted and replaced in its entirety.	3/11/2022	J. Palmer L. Hampton
50	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	9/16/2022	J. Owings K. Snyder
51	Attachment 1, Section 7.b is deleted and replaced in its entirety. Revisions to Attachment 15, 747/767/777 Constraint Matrix.	1/4/2023	J. Owings K. Snyder
MOA signed 10/12/2023	MOA Section 11 amended SBP Attachment 1 to add a new subsection, Section 2(f) pertaining to 737 recurring pricing	10/12/2023	I. Mounir M. Suchinski
52
Added section 2.f)i) to Attachment 1 pertaining to 737 POA Pricing
Added Section 8.d) to Attachment 1 pertaining to Tooling and Capital Expenditures
Attachment 15 737 Rate [****] Constraint Matrix replace in its entirety
		12/21/2024	D. Armani l. Hampton
53	SBP Attachment 1, Exhibit D.1 is deleted and replaced in its entirety. SBP Attachment 1, Exhibit E.2 is deleted and replaced in its entirety.	3/1/2024	J. Kang D. Currie
54	Attachment 29, Section 5.3.1 is deleted and replaced in its entirety.	07/01/2024	J. Rivas K. Snyder

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 6

Amendment Number	Description	Effective Date	Approval
55	Attachment 1, Section 2(f) is deleted and replaced in its entirety. Attachment 1, Exhibit B.1. is deleted and replaced in its entirety. Attachment 1, Exhibit B1.1. is added	09/30/2024	A. Mankaney M. Stovall
56
SBP Attachment 1, Exhibit D.1 is deleted and replaced in its entirety.
SBP Attachment 1, Exhibit E.2 is deleted and replaced in its entirety.
SBP Attachment 1, Exhibit F.1 is amended.
SBP Attachment 1, Exhibit F.2 is amended.
SBP Attachment 23, Section VII is deleted and replaced in its entirety.
SBP Attachment 23, Exhibit E is deleted in its entirety.
		TBD MM/DD/YY	J. Kang D. Currie
57	Section 12.13.2 is deleted and replaced in its entirety. Attachment 21 is deleted	12/13/24	I. Segovia B. Wilson

1.2.SBP Section 12.13.2 “Boeing Raw Material Strategy” is deleted in its entirety and replaced by the following:

12.13.2 Boeing Supply Chain Strategy
The Parties entered into master framework agreement AA-65C00-7492 (“Framework Agreement”), Boeing Raw Materials Strategy Terms of Sale Agreement 3PLPA-65C00-7486 (“BRMSTSA”), and Boeing Aggregated Standards Network Participation Agreement SPA-65BB3-208 (“BASN Participation Agreement”) regarding the supply, by Boeing to Spirit, of certain parts, materials and standards as applicable (collectively the “Aggregation Agreements”). This Section 12.13.2 and subsections thereto address the Aggregation Agreements between Boeing as a seller and Spirit as a buyer, wherein Spirit incorporates the supply by Boeing (as seller) necessary for Spirit’s delivery of Product to Boeing (as buyer). Under the Aggregation Agreements, Boeing may act through its service provider (“Boeing’s Service Provider”).

12.13.2.1 Price Adjustment Methodology for Aggregation Agreements

At execution of the applicable Aggregation Agreement by the Parties, the prices for the parts, materials, and standards existing in the applicable Aggregation Agreement (“Aggregated Items”) shall be the base prices (“Base Prices”).
In the event Base Prices increase or decrease during the term of this SBP (as compared to the Base Prices as of the date of execution of the applicable Aggregation Agreement), the Product price will increase or decrease as applicable on a [****] basis related to the Base Prices increase or decrease. The increased or decreased Base Prices shall be treated as new Base Prices, with each subsequent increase or decrease to be treated as subsequent new Base Prices. For each increase or decrease in Base Price (whether to

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 7

original or a new Base Price), Product price will increase or decrease as applicable on a [****] basis related to the increase or decrease to the Base Price. For example, if the Base Price is $[****] and it increases to $[****], Product price will be increased by $[****] and the new Base Price will be $[****]. If the new Base Price increases from $[****] to $[****], Product price will then be increased by $[****] and the new Base Price will be $[****]. Any such changes to Base Prices will be the maximum values used to calculate any equitable adjustment pursuant to Section 6 (Changes) and Section 7 (Change Provisions) in the SBP to reflect the impact of price changes for the Aggregated Items.
In the event parts, materials, or standards are added to the Aggregation Agreements after their execution and for which Spirit does not have a requirement for use at the date of execution, a Base Price will be created by Boeing for each such item and added to the applicable Aggregation Agreement, and a [****] increase or decrease to the Product price will be applied. Thereafter, the methodology for price adjustment described in the second paragraph of this subsection 12.13.2.1 shall be applied.
In the event standards are added to the BASN Participation Agreement after its execution and for which Spirit has a requirement for use at the date of the standard’s addition to the BASN Participation Agreement, a Base Price will be created by Boeing for each such item and added to the BASN Participation Agreement. For each Base Price increase or decrease thereafter, the methodology for price adjustment described in the second paragraph of this subsection 12.13.2.1 shall be applied.
1.3.SBP Attachment 21 “Commodity Listing and Terms of Sale” is deleted in its entirety.

2.Miscellaneous.
2.1.All other provisions of the Agreement remain unchanged and in full force and effect.
2.2.This Amendment cancels and supersedes all previous agreements between the Parties relating to the content of this Amendment, whether written or oral.
2.3.Boeing may periodically consolidate this Amendment and all previous amendments into the Agreement for administrative purposes.

3.Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

4.Confidentiality.
This Amendment contains Proprietary Information pursuant to the Agreement.

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 8

EXECUTED as of the last date and year set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.
/s/ Isabella Segovia	/s/ William Wilson
Signature	Signature

Isabella Segovia	William Wilson
Printed name	Printed name

Contracts Procurement Agent	Sr Mgr Contracts
Title	Title

12/19/2024	12/19/2024
Date	Date

Amendment 57 to SBP MS-65530-0016	BOEING PROPRIETARY	Page 9